                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 14, 2002




                          Forest City Enterprises, Inc.

             (Exact name of registrant as specified in its charter)



                  Ohio                          1-4372            34-0863886

      (State or other jurisdiction           (Commission        (IRS Employer
           of incorporation)                 File Number)    Identification No.)


 1100 Terminal Tower, 50 Public Square     Cleveland, Ohio          44113

(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (216) 621-6060




--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

This Form 8-K is being filed to submit a press release, dated March 14, 2002, announcing results of the Company for the fiscal year ended January 31, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

Exhibit 99.1

Press release, dated March 14, 2002, announcing results of the Company for the fiscal year ended January 31, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                        Forest City Enterprises, Inc.
                                        ----------------------------------------
                                                      (Registrant)


Date   March 14, 2002                   By   /s/ THOMAS G. SMITH
       --------------                        -----------------------------------
                                                 Thomas G. Smith, Executive Vice
                                                 President and Chief Financial
                                                 Officer

                                Index of Exhibits

Exhibit 99.1

Press release, dated March 14, 2002, announcing results of the Company for the fiscal year ended January 31, 2002.